UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2025 (April 3, 2025)

CXApp Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39642	85-2104918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Palo Alto Square, Suite 200 3000 El Camino Real Palo Alto, CA	94306
(Address of principal executive offices)	(Zip Code)

(650) 785-7171
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CXAI	The Nasdaq Stock Market LLC
Warrants to purchase common stock	CXAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

References throughout this Form 8-K to “we,” “us,” the “Company” or “our company” are CXApp Inc., unless the context otherwise indicates.

Item 2.02 Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 is a press release (the “Earnings Press Release”) issued by the Company on April 3, 2025, announcing its financial results for the fourth quarter ended December 31, 2024 and the fiscal year ended December 31, 2024. The Company held a webcast and conference call on Thursday, April 3, 2025 (the “Earnings Presentation”). The Earnings Presentation is attached hereto as Exhibit 99.2. The Earnings Press Release and Earnings Presentation are incorporated by reference into this Item 2.02, and the foregoing description of the Earnings Press Release and Earnings Presentation is qualified in its entirety by reference to this exhibit. The information furnished pursuant to this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During the preparation of its consolidated financial statements for the fiscal year ended December 31, 2024, the Company identified technical accounting deficiencies in its previously issued unaudited condensed consolidated financial statements for the quarters ended June 30, 2024 and September 30, 2024. The technical accounting deficiencies relate to the (i) accrual of legal expenses and (ii) identification of embedded derivatives in a convertible debt instrument. As such we are restating the financial statements of as of and for the periods ended June 30, 2024 and September 30, 2024 to align with Generally Accepted Accounting Principles. This restatement relates solely to non-operational, retrospective adjustments and does not reflect changes in business performance, revenue recognition, or operational execution. Our core financial results, product delivery, and strategic trajectory remain unchanged. This action underscores our proactive approach to ensuring the highest standards of financial transparency and regulatory alignment.

Accrual of Legal Expenses

During the quarter ended September 30, 2024, the Company recorded an accrual for legal expenses based on estimates available at the time. In the quarter ended December 31, 2024, upon receipt of the final invoice from legal counsel for services rendered throughout the year, management identified that the previously recorded accrual was understated and subsequently made an adjustment to reflect the actual amount due.

Accounting for Convertible Debt Instrument

The Company identified a deficiency in the accounting methodology for its convertible debt instrument. Specifically, the Company did not account for embedded derivatives in its convertible note in accordance with ASC 815, “Derivatives and Hedging.” The Company revised its accounting treatment at the inception of the convertible debt instrument by electing the fair value option under ASC 825, “Financial Instruments,” thereby accounting for the instrument at fair value.

Restatement of Unaudited Condensed Financial Statements

The Company’s management and the Audit Committee of the Company’s Board of Directors have concluded that the previously issued unaudited condensed consolidated financial statements as of and for the periods ended June 30, 2024 and September 30, 2024, as included in the Company’s Quarterly Reports on Form 10-Q for such periods should no longer be relied upon and that it is appropriate to restate such financial information. Accordingly, the Company has restated the unaudited condensed consolidated financial statements for the periods ended June 30, 2024 and September 30, 2024 (collectively, the “Restated Financial Statements”). The unaudited consolidated financial statements for the period from March 15, 2023 through December 31, 2023 and for the period from January 1, 2023 through March 14, 2023 were not affected by these adjustments. As such, the Company will incorporate the impact of the Restated Financial Statements into its Form 10-K for the fiscal year ended December 31, 2024 (the “Restatement Filing”).

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with WithumSmith+Brown, P.C., the Company’s independent registered public accounting firm.

Controls and Procedures

The Company’s management has concluded that a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective.

The Restated Financial Statements did not have any impact on the Company’s liquidity, cash flows, costs of operations in the period included in Item 8, Financial Statements and Supplementary Data in the Restatement Filing. The Restated Financial Statements do not impact the amounts previously reported for the Company’s cash, operating expenses or total cash flows from operations for the affected period.

We will provide further specifics on the deficiencies in our internal control over financial reporting and our disclosure controls and procedures, and our plan for remediation, in the Restatement Filing.

Item 7.01 Regulation FD Disclosure.

Item 2.02 above is incorporated herein by reference.

A copy of the Earnings Press Release and the Earnings Presentation is attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K. The information in this Item 7.01 of this Current Report on Form 8-K, including the Earnings Press Release and the Earnings Presentation attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act , except as expressly set forth in such filing.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding the Company’s expectations and preliminary estimates of the impact of the restatement on the Company’s prior financial statements; the scope of the restatement and the controls and procedures deficiencies; the belief that the restatement will not affect any other GAAP or non-GAAP measure other than as specified in this Current Report on Form 8-K; the timing of the completion of the restatement and the filing of the Restatement Filing; plans to remediate the deficiencies, including the material weakness, with respect to the Company’s internal control over financial reporting and disclosure controls and procedures; the impact of these matters on the Company’s performance and outlook; expectations concerning the Company’s performance and financial outlook; and any statements or assumptions underlying any of the foregoing. You can identify forward looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “if,” “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future events. We cannot assure you that future developments affecting us will be those that we have anticipated. Important risks and uncertainties that could cause actual results to differ materially from our expectations include, among others, risks related to the timely and correct completion of the restatement and related filings; identification of errors in our financial reporting in the future that require us to restate previously issued financial statements, which may subject us to unanticipated costs or regulatory penalties and could cause investors to lose confidence in the accuracy and completeness of our financial statements; the risk that additional information may become known prior to the expected filing with the SEC of the periodic reports described herein or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements or delay the filing of the corrected or future periodic reports with the SEC; risks related to changes in the effects of the restatement on the prior financial statements or financial results; risks related to higher than expected charges after completing the restatement process; risks related to delays in the filing of the prior financial statements; risks related to our ability to implement and maintain effective internal control over financial reporting in the future, which may adversely affect the accuracy and timeliness of our financial reporting; risks related to changes to accounting rules or regulations; risks related to fluctuations in our tax obligations and effective tax rate and realization of our deferred tax assets, including net operating loss carryforwards, which may result in volatility of our results of operations; risks related to the Company’s plans to remediate any control and procedures deficiencies; risks related to the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures; risks related to whether a restatement of financial results will be required for other accounting issues; risks related to the application of accounting or tax principles in an unanticipated manner; risks related to our dependence on key personnel and any changes in our ability to retain key personnel; as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Form S-1, Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on our investor relations website at ir.cxapp.com and on the SEC website at www.sec.gov. Any forward-looking statement made by us in this release speaks only as of the date on which we make it. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Earnings Press Release, dated April 3, 2025
99.2	Earnings Presentation, dated April 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CXApp Inc.

Date: April 7, 2025	By:	/s/ Khurram P. Sheikh
		Name:	Khurram P. Sheikh
		Title:	Chairman and Chief Executive Officer

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